Investments	12 Months Ended
Dec. 31, 2018
Investments, Debt and Equity Securities [Abstract]
Investments

Note 7 – INVESTMENTS

Investment Valuation

The Company continually reviews its investments to determine whether a decline in fair value below the carrying value is other than temporary. The primary factors the Company considers in its determination are the length of time that the fair value of the investment is below the Company’s carrying value; the financial condition, operating performance and the prospects of the equity investee; and other company specific information such as industry data, general economic conditions, cash flows forecasts or any recent financing rounds. If the decline in fair value is deemed to be other than temporary, the carrying value of the equity investee is written down to fair value.

Cost method of investments

On September 5, 2018, the Company sold 90% equity of wholly owned subsidiary AMG Belize to Mr. Zhentao Jiang (the “Buyer”), a related party, at a sales price of $450,000 (the “Transfer Price”). The Company recognized the remaining 10% equity in AGM Belize under cost method investment of $0 as its initial investment was immaterial.

The Company evaluates its cost method investments in accordance to ASC 325-20-35. Impairment charges in connection with its cost method investments were $0 for the year ended December 31, 2018. The carrying amount of the investment was $0 at December 31, 2018.

Equity method of investments

On August 8, 2018, AGM Beijing entered into an investment agreement with the shareholders of Guochuang Shenzhen Investment Co. Ltd. (“Guochuang”) to invest RMB2,500,000 (approximately $365,802 at August 8, 2018) in Guochuang’s equity, for which AGM Beijing received a 20% interest. AGM Beijing made the full payment on August 5, 2018. Guochuang was incorporated under the laws of People’s Republic of China. Yufeng Mi, Chief Technology Officer of the Company, held 40% and 32% of Guochuang’s interest before and after AGM Beijing’s investment, respectively.

Guochuang is a limited liability company with private investment fund as its main business and original registered capital of RMB10,000,000. On the date of signing the agreement, the original shareholders of Guochuang totally hold 100% equity, and their respective paid-in capital amount and shareholding ratio are as follows:

Name	Subscribed capital contributions (RMB: Thousand)	Actual capital contributions (RMB: Thousand)	Shareholding Ratio (%)
Mi Yufeng	4,000	1,000	40%
Feng Ruicong	3,000	750	30%
Wang Jingbei	3,000	750	30%
Total	10.000	2.500	100%

Pursuant to Investment Agreement, the original shareholders of Guochuang agree to the investment made by AGM Beijing in the form of subscribing RMB2,500,000 of new registered capital. Upon the completion of the proposed transaction, the registered capital of Guochuang shall be increased to RMB12,500,000, and AGM Beijing shall hold 20% registered capital of Guochuang. Upon the completion of the transaction, each shareholder’s equity in Guochuang is as follows:

Name	Subscribed capital contributions (RMB: Thousand)	Actual capital contributions (RMB: Thousand)	Shareholding Ratio (%)
Mi Yufeng	4,000	1,000	32%
Feng Ruicong	3,000	750	24%
Wang Jingbei	3,000	750	24%
AGM Beijing	2,500	2.500	20%
Total	12,500	5,000	100%

From August 8, 2018 to December 31, 2018, the Company recognized loss from Guochuang in the amount of $35,174. At December 31, 2018, Guochuang’s assets consisted of cash, prepaid expense and other current and fixed assets of approximately $160,000, $34,000, $2,000 and $16,000, respectively, and had total liabilities of approximately $7,000.

The Company evaluates its equity method investments in accordance to ASC 325-20-35. Impairment charges in connection with its cost method investments were $0 for the year ended December 31, 2018. The carrying amount of the investment was $341,045 at December 31, 2018.